SECURITIES PURCHASE AGREEMENT

This **SECURITIES PURCHASE AGREEMENT** (the "**Agreement**"), dated as of June —23–, 2020, is by and between Todos Medical Ltd., (the "**Company**"), and Daniel Reich, (the "**Investor**").

RECITALS

A. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "**Securities Act**"), and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the "**SEC**") under the Securities Act.

B. The Company has authorized the issuance of a convertible note in the original principal amount of $400,000 including an original issue discount of $100,000, in the form attached hereto as **Exhibit A** (the "**Note**"), which Note shall be convertible into shares of Common Stock (as defined below) (as converted, collectively, the "**Conversion Shares**"), in accordance with the terms of the Note.

C. To induce the Investor to purchase the Note, the Company has agreed to issue to the Investor warrants ("**Warrants**") in the form attached hereto as **Exhibit B**, such Warrants to be exercisable for ordinary shares, par value NIS 0.01 per share (the "Ordinary Shares") of the Company (the "**Warrant Shares**");

D. The Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the original principal amount of the Note.

E. The Note is entitled to interest, which, at the option of the Company and subject to certain conditions, may be paid in shares of Common Stock (the "**Interest Shares**") or in cash.

F. The Note is entitled to a disbursement of shares of 2,000,000 Ordinary Shares of the Company in consideration for issuing the notes (the "**Commitment Shares**")

G. The Note, the Warrants, the Warrant Shares, the Commitment Shares, the Conversion Shares and the Interest Shares are collectively referred to herein as the "**Securities.**"

H. The parties have agreed that the obligation to repay the Note shall be an unsecured obligation of the Company.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. PURCHASE AND SALE OF NOTE.

(a) Note. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company on the Closing Date (as defined below), the Note.

(b) Closing. The closing (the "**Closing**") of the purchase of the Note by the Investor shall occur at the offices of the Company. The date of the Closing (the "**Closing Date**") shall be around June ~~___,~~ 23, 2020 (or such later date as is mutually agreed to by the Company and the Investor). As used herein "**Business Day**" means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c) Purchase Price. The purchase price for the Note to be purchased by the Investor (the "**Purchase Price**") shall be $300,000.

(d) Issuance of Warrants. Upon the Closing, the Company shall issue to the Investor a Warrant to purchase 3,000,000 Ordinary Shares.

(e) Payment of Purchase Price; Delivery of Note. On the Closing Date, (i) the Investor shall pay the Purchase Price to the Company for the Securities by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to the Investor the Note, the Commitment Shares and Warrant duly executed on behalf of the Company and registered in the name of the Investor or its designee.

2. INVESTOR'S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that:

(a) Organization; Authority. The Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. The Investor (i) is acquiring the Note, the Commitment Shares and Warrant, (ii) may acquire the Interest Shares in accordance with the terms of the Note, and (iii) upon conversion of the Note and exercise of the Warrant, will acquire the Conversion Shares issuable upon conversion thereof and Warrant Shares issuable upon exercise therefor for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, the Investor does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. The Investor does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of applicable securities laws.

(c) Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act

.

(d) Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Investor. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Restricted Securities. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Investor understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth herein. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for certain Securities, and on requirements relating to the Company which are outside of the Investor's control, and which the Company is under no obligation and may not be able to satisfy.

(g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and constitutes the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(h) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor, (ii) conflict

with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(i) Certain Trading Activities. The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company's securities) during the period commencing as of the time that the Investor was first contacted regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Investor (it being understood and agreed that for all purposes of this Agreement, and, without implication that the contrary would otherwise be true, that neither transactions nor purchases nor sales shall include the location and/or reservation of borrowable shares of Common Stock). "**Short Sales**" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the "**1934 Act**").

(j) Experience of the Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k) Not a 10% Owner. The Investor is not a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investor that:

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good stand-

ing would not have a Material Adverse Effect. "**Material Adverse Effect**" means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or (iii) the authority or ability of the Company or any of its Subsidiaries to timely perform any of their respective obligations under any of the Transaction Documents (as defined below). Other than the Persons (as defined below) set forth in the SEC Reports (as defined below), the Company has no Subsidiaries. "**Subsidiaries**" means any Person in which the Company, directly or indirectly, (I) owns a majority of the outstanding capital stock or holds a majority of equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a "**Subsidiary**."

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note, and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Note and the Interest Shares issuable in accordance with the terms of the Note) have been duly authorized by the Company's board of directors (the "**Signing Resolutions**"), and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders. The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of the Signing Resolutions executed by all of the members of the Company's Board of Directors.

(c) This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law and public policy, and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. "**Transaction Documents**" means, collectively, this Agreement, the Note, the Warrant and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(d) Issuance of Securities. The issuance of the Note Commitment Shares and Warrant is duly authorized and, upon issuance in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue

thereof. The Company shall have reserved from its duly authorized capital stock not less than 100% of the maximum number of Conversion Shares and Warrant Shares issuable upon conversion of the Note and exercise of the Warrant, respectively, and without taking into account any limitations on the conversion of the Note and Warrant set forth therein). The Interest Shares, upon issuance in accordance with the Note, and upon conversion in accordance with the Note, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. The Warrant Shares upon exercise in accordance with the Warrant, when issued, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Ordinary Shares. Subject to the accuracy of the representations and warranties of the Investor in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Note, the Conversion Shares and the reservation for issuance of the Conversion Shares and the Interest Shares) will not (i) result in a violation of the Charter (as defined below) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or Bylaws (as defined below) or the bylaws any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the capital market on which the Company's Common Stock is traded (the "**Principal Market**")) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected other than, in the case of clause (ii) above, such conflicts, defaults or rights that could not reasonably be expected to have a Material Adverse Effect.

(f) Consents. Neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. Except as disclosed in the SEC Reports (as defined below), the Company is not in violation of the requirements of

the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(g) Acknowledgment Regarding Investor's Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an "affiliate" (as defined in Rule 144 under the 1933 Act ("**Rule 144**")) of the Company or any of its Subsidiaries or (iii) to its knowledge, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company's representatives.

(h) No General Solicitation; Placement Agent's Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by the Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(i) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor, to the knowledge of the Company, any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor, to the knowledge of the Company, any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(j) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Note in

accordance with this Agreement, the Note is absolute and unconditional (subject to any limitations on conversion as set forth in the Note), regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(k) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Charter, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Investor's ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

(l) Public Reports. The Company is current in its filing obligations under the 1934 Act, including without limitation as to its filings of Annual Reports on Form 20-F and Reports on Form 6-K (collectively, the "**SEC Reports**"). The SEC Reports do not contain any untrue statement of a material fact or omit to state any fact necessary to make any statement therein not misleading. The financial statements included within the SEC Reports for the fiscal year ended December 31, 2015 and for each filed period thereafter (the "**Financial Statements**") have been prepared in accordance with generally accepted accounting principles ("**GAAP**") applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnote required by generally accepted accounting principles. The Financial Statements fairly present, in all material respects, the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

(m) Absence of Certain Changes. Except as disclosed in the SEC Reports, since December 31, 2019, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Except as disclosed in the SEC Reports, since December 31, 2019, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets outside of the ordinary course of business or (iii) made any capital expenditures outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(n) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Charter, any certificate of

designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation or certificate of incorporation or bylaws, respectively. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o) Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p) Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q) Transactions With Affiliates. Except as disclosed in the SEC Filings, none of the officers, directors, employees or affiliates of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

(r) Reserved.

(s) Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the

knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's or its Subsidiaries' officers or directors which is outside of the ordinary course of business or individually or in the aggregate material to the Company or any of its Subsidiaries. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries.

(t) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(u) Reserved.

(v) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property, and have good and marketable title to all personal property, owned by them which is material to the business of the Company and its Subsidiaries, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any of its Subsidiaries.

(w) Reserved.

(x) Subsidiary Rights. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(y) Tax Status. The Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of

no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended (the "**Code**").

(z) 1933 Act Exemption. The Company is a "foreign private issuer" as defined in Rule 405 under the 1933 Act. The offer, sale and issuance of the Securities in accordance with the Transaction Documents are exempt from the registration requirements of the 1933 Act pursuant to Regulation S promulgated under the 1933 Act. Neither the Company nor any of its affiliates, nor, to the knowledge of the Company, any Person acting on their behalf, has made or will make any offer to sell or any solicitation of an offer to buy any of the Securities to any U.S. person (as defined in Rule 902 of Regulation S). During the period in which the Securities are offered for sale, neither the Company nor any of its affiliates nor, to the knowledge of the Company, any Person acting on their behalf has made or will make any "directed selling efforts" (as such term is defined in Rule 902(b) of Regulation S promulgated under the 1933 Act) in the United States or has taken or will take any action that would cause the exemption afforded by Regulation S under the 1933 Act to be unavailable for offers and sales of the Securities outside of the United States. The Company has implemented all necessary offering restrictions applicable to the transactions contemplated by this Agreement under Regulation S promulgated under the 1933 Act.

(aa) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

4. COVENANTS.

(a) Intentionally Deleted.

(b) Reporting Status. Until the date on which the Investor shall have sold all of the Conversion Shares and Interest Shares (the "**Reporting Period**"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(c) Use of Proceeds. The Company shall use the proceeds from the sale of the Securities solely for general working capital purposes. Without limiting the foregoing, none of such proceeds shall be used, directly or indirectly, (i) for the redemption of any securities of the Company or (ii) with respect to any litigation involving the Company or any of its Subsidiaries (including, without limitation, (x) any settlement thereof or (y) the payment of any costs or expenses related thereto).

(d) Financial Information. As long as the Note remains outstanding, the Company agrees to send the following to the Investor during the Reporting Period unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, (i) within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 20-F, any interim reports or any consolidated balance sheets, income statements, stockholders' equity statements and/or cash flow statements for

any period other than annual, any Reports on Form 6-K and any registration statements or amendments filed pursuant to the 1933 Act and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

(e) Intentionally Deleted

(f) Reservation of Shares. So long as the Note and Warrant remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of Ordinary Shares required to be reserved for issuance to effect the conversion of the Note and exercise of the Warrant in full under Section 8 of the Note and Section __ of the Warrant.

(g) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(h) No Net Short Sales. So long as the Notes remain outstanding, neither the Investor nor any of its affiliates nor any entity managed or controlled by the Investor (collectively, the "**Restricted Persons**" and each of the foregoing is referred to herein as a "**Restricted Person**") shall maintain, in the aggregate, a Net Short Position. For purposes hereof, a "**Net Short Position**" by a Restricted Person means a position whereby such Restricted Person has executed one or more sales of Common Stock that is marked as a short sale (but not including any sale marked "short exempt") and that is executed at a time when such Restricted Person does not have an equivalent offsetting long position in the Common Stock (or is deemed to have a long position hereunder or otherwise in accordance with Regulation SHO under the 1934 Act); provided, further that no "Short Sale" shall be deemed to exist as a result of any failure by the Company (or its agents) to deliver Conversion Shares upon conversion of the Notes to any Restricted Person converting such Notes. For purposes of determining whether a Restricted Person has an equivalent offsetting long position in the Common Stock, such Restricted Person shall be deemed to hold "long" all Common Stock that is either (i) then owned by such Restricted Person, if any, or (ii) then issuable to such Restricted Person as Conversion Shares or Interest Shares pursuant to the terms of the Notes then held by such Restricted Person, if any (without regard to any limitations on conversion set forth in the Notes and giving effect to any conversion price adjustments that would take effect given only the passage of time). Notwithstanding the foregoing, nothing contained herein shall (without implication that the contrary would otherwise be true) prohibit any Restricted Person from selling "long" (as defined under Rule 200 promulgated under Regulation SHO under the 1934 Act) the Securities or any other Common Stock then owned by such Restricted Person.

(i) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(j) Restriction on Redemption and Cash Dividends. So long as the Note is outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Investor.

(k) Corporate Existence. So long as the Investor owns the Note, the Company shall not be party to any Fundamental Transaction (as defined in the Note) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Note.

5. REGISTER; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Note and Warrant in which the Company shall record the name and address of the Person in whose name the Note and Warrant have been issued (including the name and address of each transferee), the principal amount of the Note held by such Person, the number of Conversion Shares issuable upon conversion of the Note held by such Person and the number of Warrant Shares issuable upon exercise of the Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Investor or its legal representatives.

(b) Legends. The Investor understands that the Securities have been issued (or will be issued in the case of the Conversion Shares, the Warrant Shares or the Interest Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth in Section 5(c) below, the Securities shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates and the Company shall be required to refuse to register any transfer of the Securities not made in accordance with applicable U.S. securities laws):

[NEITHER] THIS SECURITY [NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE/CONVERTIBLE] [HAS NOT] [HAVE] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON EXERCISE/CONVERSION OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)

UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(c) Removal of Legends. Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 5.1(b) hereof): (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). Upon the receipt by the Company of any reasonable certifications from the Investor requested by the Company with respect to future sales of such Securities, the Company shall cause its counsel to issue a legal opinion to the transfer agent if required by the transfer agent to effect the removal of the legend hereunder. The Company agrees that following such time as such legend is no longer required under this Section 5.1, it will, as soon as practicable following the delivery by an Investor to the Company or the transfer agent of a certificate representing Securities issued with a restrictive legend and, in each case, any reasonable certifications from the Investor requested by the Company or the Company's counsel in order to effectuate a legend removal, deliver or cause to be delivered to such Investor a certificate representing such Securities that is free from all restrictive and other legends.

(d) Registration. The Company shall use commercially reasonable efforts to file within 30 days of the date hereof with the SEC a registration statement on Form F-1 or any other appropriate form in the sole discretion of the Company (the "Registration Statement"), registering for resale on a continuous or delayed basis in accordance with Securities Act of 1933, as amended, (the "Securities Act") Rule 415(a)(i) the Securities issued to the Investor, and the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable following the date the Registration Statement is initially filed with the SEC. The Company shall cause the Registration Statement to remain effective through and until such time as the Securities may be available for resale by the Investor pursuant to Rule 144 or its other subsections (or any successor thereto) under the Securities Act. The Company shall bear the expenses incurred in connection with the filing of the Registration Statement and all reasonable costs associated with the resale of the Securities (pursuant to the Registration Statement or otherwise).

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

(a) The obligation of the Company hereunder to issue and sell the Note to the Investor at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit

and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

(i) The Investor shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

(ii) The Investor shall have delivered to the Company the Purchase Price for the Note being purchased by the Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii) The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Investor at or prior to the Closing Date.

7. CONDITIONS TO THE INVESTOR'S OBLIGATION TO PURCHASE.

(a) The obligation of the Investor hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

(i) The Company shall have duly executed and delivered to the Investor each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to the Investor the Note being purchased by the Investor at the Closing pursuant to this Agreement.

(ii) Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form acceptable to the Investor.

(iii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(iv) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(v) Trading in the Common Stock shall not have been suspended by the SEC or the Principal Market, the Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain, there shall not have been imposed any suspension of electronic trading or settlement services by DTC with respect to the Common Stock that is continuing, and the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated.

(vi) The Company and its Subsidiaries shall have delivered to the Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request.

8. TERMINATION.

In the event that the Closing shall not have occurred within five (5) business days after the date hereof, then the Investor shall have the right to terminate its obligations under this Agreement at any time on or after the close of business on such date without liability of the Investor to any other party; provided, however, the right to terminate its obligations under this Agreement pursuant to this Section 8 shall not be available to the Investor if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of the Investor's breach of this Agreement. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or under any of the other Transaction Documents or in connection herewith or with any transaction contemplated hereby or thereby or discussed herein or therein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as the Note shall be outstanding. Service upon such Agent for Service in accordance with this Section 9(a) shall be deemed completed whether or not forwarded to or received by the Company. If such Agent for Service ceases to be able to act as such,

resigns as such Agent for Service or to have an address in New York, New York, the Company agrees to irrevocably appoint a new agent acceptable to the Investor to receive on behalf of the Company service of any legal process and to deliver to the Investor within 14 days a copy of a written acceptance of appointment by such agent. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law, (ii) operate, or shall be deemed to operate, to preclude the Investor from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to such Investor or to enforce a judgment or other court ruling in favor of such Investor or (iii) limit, or be deemed to limit, any provision of Section 22 of the Note. **EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.**

(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms "including," "includes," "include" and words of like import shall be construed broadly as if followed by the words "without limitation." The terms "herein," "hereunder," "hereof" and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or

the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company and/or its Subsidiaries (as the case may be), or payable to or received by the Investor, under the Transaction Documents (including without limitation, any amounts that would be characterized as "interest" under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to the Investor, or collection by the Investor pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Investor, the Company and its Subsidiaries and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Investor, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Investor under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Investor under any of the Transaction Documents or related thereto are held to be within the meaning of "interest" or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Investor, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements the Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Investor in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to the Investor or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and the Investor, and all such agreements shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Investor and holders of Securities, as applicable, provided that

no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding or (2) imposes any obligation or liability on the Investor without the Investor's prior written consent (which may be granted or withheld in the Investor's sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Investor may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Investor and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on the Investor without such Investor's prior written consent (which may be granted or withheld in the Investor's sole discretion). The Company has not, directly or indirectly, made any agreements with the Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, the Investor has not made any commitment or promise or has any other obligation to provide any financing to the Company, any Subsidiary or otherwise. As a material inducement for the Investor to enter into this Agreement, the Company expressly acknowledges and agrees that (i) no due diligence or other investigation or inquiry conducted by the Investor, any of its advisors or any of its representatives shall affect the Investor's right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company's representations and warranties contained in this Agreement or any other Transaction Document and (ii) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase "except as disclosed in the SEC Reports," nothing contained in the SEC Reports shall affect the Investor's right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company's representations and warranties contained in this Agreement or any other Transaction Document.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient's e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and/or e-mail addresses for such communications are as follows:

If to the Company:

Todos Medical Ltd.
1 Hamada Street
Rehovot 7670301
Israel

E-mail address: info@todosmedical.com
Attention: Chief Executive Officer

With a copy (for informational purposes only) to:

If to the Investor:

Daniel Reich
Dzreich@gmail.com

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee or transferee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Investor (which may be granted or withheld in the sole discretion of the Investor), including, without limitation, by way of a Fundamental Transaction (as defined in the Note) (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Note). The Investor may assign some or all of its rights hereunder in connection with any assignment or transfer of any of its Securities without the consent of the Company, in which event such assignee or transferee (as the case may be) shall be deemed to be an Investor hereunder with respect to such assigned rights.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing.

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock dividends, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(l) Remedies. The Investor and each holder of any Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it or any Subsidiary fails to perform, observe, or discharge any or all of its or such Subsidiary's (as the case may be) obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(m) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or such Subsidiary (as the case may be), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

(n) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to the Investor hereunder or pursuant to any of the other Transaction Documents or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered

from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars ("**U.S. Dollars**"), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. "**Exchange Rate**" means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

[*signature pages follow*]

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

TODOS MEDICAL LTD.

By: DocuSigned by: Dan Hirsch 7E00EB87890B420...

Name: Dan Hirsch

Title: CFO

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

INVESTOR:

DANIEL REICH